SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  July 9, 2007
COLOR KINETICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50798	04-3391805

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Milk Street, Suite 1100, Boston, Massachusetts 02108
(Address of principal executive offices) (Zip Code)
(617) 423-9999
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 (e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 1.01     Entry into a Material Definitive Agreement.
     On July 9, 2007, our Board of Directors amended, as of June 30, 2007, each of our (i) Non-Employee Director Compensation Plan (as adopted on May 25, 2004 and amended on March 3, 2005 and December 14, 2006), and (ii) 2005 Directors’ Deferred Compensation Plan (adopted on July 27, 2005) to eliminate the ability of Directors to elect to receive shares of our common stock in lieu of cash payments under any of such plans. This amendment is subject to rescission as described below.
Item 5.02 (e)     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On July 9, 2007, our Board of Directors amended our 2007 Senior Management Bonus Program as follows:
On or about October 15, 2007, a payout under the 2007 Senior Management Bonus Plan equal to 75% of the 2007 full year bonus, calculated based on attaining 100% of target for 2007, will be made to each executive officer participant in the 2007 Senior Management Bonus Plan; provided that no such executive officer who as of September 30, 2007 had voluntarily terminated his or her employment with Color Kinetics, or whose employment had been terminated by Color Kinetics for cause as of such date, will be entitled to receive such a payment; and
As soon as possible after Color Kinetics’ audited financial results for 2007 are available, the full year actual bonus under the 2007 Senior Management Bonus Plan will be calculated. The financial results will be “normalized” to adjust for any post-closing merger related activities. The difference, if any, between the full-year actual bonus and what was previously paid as set forth above will be paid as soon as possible thereafter to executive officers entitled to receive such payments in accordance with the existing terms of the 2007 Senior Management Bonus Plan, as amended as described above.
     Provided, however, that if the Agreement and Plan of Merger by and among Color Kinetics Incorporated, Philips Holding USA, Inc., and Black and White Merger Sub, Inc. (a wholly owned subsidiary of Philips Holding USA, Inc.) dated as of June 18, 2007 shall be terminated in accordance with its terms on or before October 15, 2007, then the amendments to the Non-Employee Director Compensation Plan and the 2005 Directors’ Deferred Compensation Plan as discussed above in Item 1.01 and the amendments to the 2007 Senior Management Bonus Program as discussed above in Item 5.02(e) shall automatically be rescinded and be of no further force or effect.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLOR KINETICS INCORPORATED
By:	/s/ David K. Johnson
David K. Johnson
Chief Financial Officer

Date: July 11, 2007

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